Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the period ended September 30, 2005 of Global Partners LP (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Slifka, President and Chief Executive Officer of Global GP LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•                                          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: November 14, 2005	By:	/s/ Eric Slifka
Eric Slifka
President and Chief Executive Officer
of Global GP LLC, general partner
of Global Partners LP